Exhibit 10.2

Amendment to Second Amended and Restated Distribution and Supply Agreement

This Amendment to the Second Amended and Restated Distribution and Supply Agreement (the “Amendment”) is made effective upon signature by and among Skin and Wound Allograft Institute, LLC, a Virginia limited liability company and wholly-owned subsidiary of LifeNet Health, with its principal place of business at 1864 Concert Drive, Virginia Beach, Virginia (“SWAI”), and Solsys Medical, LLC a Delaware limited liability company formerly known as Soluble Systems, LLC, with its principal place of business at 11830 Canon Boulevard Suite A, Newport News, Virginia 23606 (“Distributor”).

WHEREAS, SWAI and Distributor are parties to a Distribution and Supply Agreement with an effective date of October 13, 2017 (the “Agreement”), and

WHEREAS, the parties agree to add two new Products to the Products listed in Exhibit B and restate Exhibit B so that Products are listed by SKU.

NOW THEREFORE, in consideration and view of the foregoing premises and the following mutual covenants, the adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	The Parties agree to add two new Products to Exhibit B (SKU 3TS and 26TS), and restate Exhibit B as the attached hereto so that all Products are listed by SKU.

2.	Except as expressly stated otherwise in this Amendment, capitalized terms used and not defined have the same meanings defined in the Agreement, and all provisions of the Agreement remain in full force and effect.

3.	If there is any conflict between the provisions of this Amendment, and/or those elsewhere in the Agreement, the provisions of this Amendment govern.

IN WITNESS WHEREOF, the parties hereby indicate their acceptance of any and all the terms of this Amendment by the signatures of their authorized representatives. Each person who signs this Amendment below represents that such person is fully authorized to sign this Amendment on behalf of the applicable party.

Solsys Medical, LLC		Skin and Wound Allograft Institute, LLC

By:	/s/ Allan Staley	By:	/s/ Gordon Berkstresser
Print Name:	Allan Staley	Print Name:	Gordon Berkstresser
Print Title:	President	Print Title:	Chief Financial Officer
Date:	January 7, 2020	Date:	January 20, 2020

Solsys Medical, LLC

December 19, 2019